American Century Investments®
Quarterly Portfolio Holdings
Global Gold Fund
September 30, 2019

Global Gold - Schedule of Investments
SEPTEMBER 30, 2019 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 96.1%
Australia — 16.0%
Evolution Mining Ltd.(1)	4,878,100	14,809,071
Gold Road Resources Ltd.(1)(2)	5,909,090	4,938,053
Newcrest Mining Ltd.	1,311,913	30,586,555
Northern Star Resources Ltd.	1,840,300	13,591,076
Regis Resources Ltd.	2,688,500	8,822,654
Saracen Mineral Holdings Ltd.(2)	2,870,600	6,627,216
Silver Lake Resources Ltd.(2)	699,300	439,044
St. Barbara Ltd.	976,600	1,896,719
		81,710,388
Canada — 52.9%
Agnico Eagle Mines Ltd.	3,896	208,790
Agnico Eagle Mines Ltd. (New York)	314,600	16,865,706
Alacer Gold Corp.(2)	830,000	3,351,700
Alamos Gold, Inc., Class A (New York)	1,798,100	10,428,980
B2Gold Corp. (New York)(2)	3,473,500	11,219,405
Barrick Gold Corp.	3,167,820	54,898,321
Centerra Gold, Inc.(2)	1,101,100	9,358,332
Continental Gold, Inc.(2)	270,400	751,083
Detour Gold Corp.(2)	739,301	10,853,609
Eldorado Gold Corp.(2)	433,400	3,356,368
Endeavour Mining Corp.(2)	80,000	1,528,928
First Majestic Silver Corp. (New York)(2)	823,900	7,489,251
Franco-Nevada Corp. (New York)	309,000	28,168,440
GoGold Resources, Inc.(1)(2)	5,526,925	2,586,477
Guyana Goldfields, Inc.(1)(2)	892,621	633,327
IAMGOLD Corp. (New York)(2)	134,100	457,281
Kinross Gold Corp. (New York)(2)	3,301,957	15,189,002
Kirkland Lake Gold Ltd.(1)	673,800	30,184,572
OceanaGold Corp.	1,859,653	4,856,700
Orezone Gold Corp.(2)	5,400,000	2,730,875
Osisko Gold Royalties Ltd.	52,400	487,320
Pan American Silver Corp. (NASDAQ)(1)	529,900	8,308,832
Pretium Resources, Inc.(1)(2)	517,900	5,961,029
Roxgold, Inc.(2)	1,618,400	1,282,651
Sandstorm Gold Ltd.(2)	345,000	1,950,447
Sandstorm Gold Ltd. (New York)(1)(2)	291,900	1,646,316
SEMAFO, Inc.(2)	825,000	2,646,526
Torex Gold Resources, Inc.(2)	204,000	2,528,347
Wheaton Precious Metals Corp.	846,400	22,209,536
Yamana Gold, Inc. (New York)(1)	2,458,981	7,819,560
		269,957,711
China — 0.9%
Zijin Mining Group Co. Ltd., H Shares	13,374,000	4,605,376

Peru — 0.6%
Cia de Minas Buenaventura SAA ADR	212,500	3,225,750
South Africa — 8.9%
AngloGold Ashanti Ltd.	225,302	4,141,202
AngloGold Ashanti Ltd. ADR(1)	1,155,076	21,103,238
Gold Fields Ltd.	1,170,510	5,804,869
Gold Fields Ltd. ADR	1,363,700	6,709,404
Harmony Gold Mining Co. Ltd. ADR(1)(2)	635,000	1,803,400
Impala Platinum Holdings Ltd.(2)	915,500	5,757,875
		45,319,988
United Kingdom — 2.0%
Centamin plc	4,582,500	7,094,760
Fresnillo plc	87,200	733,679
Highland Gold Mining Ltd.	200,300	531,546
Hochschild Mining plc	820,200	2,067,131
		10,427,116
United States — 14.8%
Hecla Mining Co.	300,000	528,000
Newmont Goldcorp Corp.	1,367,080	51,839,674
Royal Gold, Inc.	186,821	23,018,215
		75,385,889
TOTAL COMMON STOCKS (Cost $326,413,620)		490,632,218
EXCHANGE-TRADED FUNDS — 2.4%
VanEck Vectors Gold Miners ETF	90,000	2,403,900
VanEck Vectors Junior Gold Miners ETF	271,500	9,844,590
TOTAL EXCHANGE-TRADED FUNDS (Cost $11,059,067)		12,248,490
TEMPORARY CASH INVESTMENTS — 1.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 2.875%, 6/30/20 - 2/15/29, valued at $6,794,576), in a joint trading account at 1.80%, dated 9/30/19, due 10/1/19 (Delivery value $6,659,455)		6,659,122
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $1,122,862), at 0.85%, dated 9/30/19, due 10/1/19 (Delivery value $1,098,026)		1,098,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,026	5,026
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,762,148)		7,762,148
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 1.1%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $5,670,938)	5,670,938	5,670,938
TOTAL INVESTMENT SECURITIES — 101.1% (Cost $350,905,773)		516,313,794
OTHER ASSETS AND LIABILITIES — (1.1)%		(5,711,367)
TOTAL NET ASSETS — 100.0%		$510,602,427

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $26,500,214. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(2)	Non-income producing.

(3)
Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $27,851,830, which includes securities collateral of $22,180,892.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks
Australia	—	81,710,388	—
Canada	191,148,979	78,808,732	—
China	—	4,605,376	—
South Africa	29,616,042	15,703,946	—
United Kingdom	—	10,427,116	—
Other Countries	78,611,639	—	—
Exchange-Traded Funds	12,248,490	—	—
Temporary Cash Investments	5,026	7,757,122	—
Temporary Cash Investments - Securities Lending Collateral	5,670,938	—	—
	317,301,114	199,012,680	—

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.